PROSPECTUS                                                      October 18, 1999
                             AMERICAN SKANDIA TRUST
                 One Corporate Drive, Shelton, Connecticut 06484
--------------------------------------------------------------------------------
     American Skandia Trust (the "Trust") is an investment company made up of the following 31 separate portfolios ("Portfolios"), 15 of which are offered through this Prospectus:

AST T. Rowe Price International Equity Portfolio AST Janus Overseas Growth Portfolio AST Janus Small-Cap Growth Portfolio AST Lord Abbett Small Cap Value Portfolio AST T. Rowe Price Small Company Value Portfolio AST Neuberger Berman Mid-Cap Growth Portfolio AST Neuberger Berman Mid-Cap Value Portfolio AST MFS Growth Portfolio AST Marsico Capital Growth Portfolio AST JanCap Growth Portfolio AST Cohen & Steers Realty Portfolio AST American Century Income & Growth Portfolio AST INVESCO Equity Income Portfolio AST PIMCO Total Return Bond Portfolio AST PIMCO Limited Maturity Bond Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract and variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

                                TABLE OF CONTENTS

Caption                                                                                                        Page

Risk/Return Summary...............................................................................................3
Past Performance.................................................................................................11
Fees and Expenses of the Portfolios..............................................................................18
Investment Objectives and Policies...............................................................................20
     AST T. Rowe Price International Equity Portfolio............................................................21
     AST Janus Overseas Growth Portfolio.........................................................................23
     AST Janus Small-Cap Growth Portfolio........................................................................25
     AST Lord Abbett Small Cap Value Portfolio...................................................................27
     AST T. Rowe Price Small Company Value Portfolio.............................................................29
     AST Neuberger Berman Mid-Cap Growth Portfolio...............................................................31
     AST Neuberger Berman Mid-Cap Value Portfolio................................................................33
     AST MFS Growth Portfolio....................................................................................35
     AST Marsico Capital Growth Portfolio........................................................................36
     AST JanCap Growth Portfolio.................................................................................38
     AST Cohen & Steers Realty Portfolio.........................................................................40
     AST American Century Income & Growth Portfolio..............................................................42
     AST INVESCO Equity Income Portfolio.........................................................................43
     AST PIMCO Total Return Bond Portfolio.......................................................................44
     AST PIMCO Limited Maturity Bond Portfolio...................................................................47
Portfolio Turnover...............................................................................................50
Net Asset Values.................................................................................................50
Purchase and Redemption of Shares................................................................................50
Management of the Trust..........................................................................................51
Tax Matters......................................................................................................55
Financial Highlights.............................................................................................56
Certain Risk Factors and Investment Methods......................................................................60

                               RISK/RETURN SUMMARY

         American Skandia Trust (the "Trust") is comprised of thirty-one investment portfolios (the "Portfolios"), fifteen of which are offered through this Prospectus. The Portfolios are designed to provide a wide range of investment options. Each Portfolio has its own investment goal and style (and, as a result, its own level of risk). Some of the Portfolios offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when investing even in the most conservative of the Portfolios. Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio's risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Portfolio's investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject. The following discussion highlights the investment strategies and risks of each Portfolio. Additional information about each Portfolio's potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."


International and Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:

T. Rowe Price Int'l Equity    Total return on assets         The Portfolio invests primarily in marketable equity
                              from long-term growth of       securities of foreign companies.
                              capital and income

Janus Overseas Growth         Long-term capital growth       The Portfolio invests primarily in common
                                                             stocks  of  foreign companies.

Principal Investment Strategies:

The Sub-advisor to the AST T. Rowe Price International Equity Portfolio expects to invest substantially all of the Portfolio's assets (with a minimum of 65%) in established foreign companies. Geographic diversification will be wide, including both developed and developing countries, and there will normally be at least three different countries represented in the Portfolio. Stocks can be purchased without regard to a company's market capitalization, but the Sub-advisor's focus typically will be on large and, to a lesser extent, medium-sized companies.

The Portfolio will invest in stocks that have the potential for growth of capital or income or both. Stocks are selected by using a "bottom-up" approach (an approach based on the Sub-advisor's fundamental research on particular companies) in an effort to identify companies capable of achieving and sustaining above-average long-term earnings growth. The Sub-advisor seeks to purchase stocks at reasonable prices in relation to anticipated earnings, cash flow or book value. Valuation factors often influence the Sub-advisor's allocations among large-, mid-, and small-cap companies.

While bottom-up stock selection is the focus of its decision making, the Sub-advisor also invests with an awareness of the global economic backdrop and its outlook for individual companies. Country allocation is driven largely by stock selection, though the Sub-advisor may limit investments in markets that appear to have poor overall prospects.

The AST Janus Overseas Growth Portfolio pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio invests primarily in stocks selected for their growth potential. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

Principal Risks:

o........Both of the international  portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.

o The level of risk of the international portfolios will generally be higher than the level of risk associated with domestic equity funds. Foreign investments involve risks such as fluctuations in currency exchange rates, less liquid and more volatile securities markets, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. While neither of the international and global portfolios invest primarily in companies located in developing countries, either may invest in those companies to some degree, and the risks of foreign investment may be accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:

Janus Small-Cap Growth        Capital growth                 The Portfolio invests primarily in common
                                                             stocks   of   small capitalization companies.

Lord Abbett Small Cap Value   Long-term capital growth       The Portfolio invests primarily in equity
                                                             securities of small capitalization
                                                             companies  that are believed to be
                                                             undervalued.

T. Rowe Price Small           Long-term capital growth       The Portfolio invests primarily in stocks and equity-related
Company Value                                                securities of small capitalization companies that appear to be undervalued.

Neuberger Berman Mid-Cap      Capital growth                 The Portfolio invests primarily in common stocks of medium
Growth                                                       capitalization companies.

Neuberger Berman Mid-Cap      Capital growth                 The Portfolio invests primarily in common stocks of medium
Value                                                        capitalization companies, using a value-oriented investment approach.

MFS Growth                    Long-term capital growth       The Portfolio invests primarily in common stocks and related
                              and future income              securities.

Marsico Capital Growth        Capital growth                 The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks.

JanCap Growth                 Capital growth                 The Portfolio invests primarily in common stocks.

Principal Investment Strategies:

The AST Janus Small-Cap Growth Portfolio pursues its objective by normally investing at least 65% of its total assets in the common stocks of small-sized companies. For purposes of the Portfolio, small-sized companies are those that have market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. To a lesser extent, the Portfolio may also invest in stocks of larger companies with potential for capital appreciation.

The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similar selection procedure.

The AST Lord Abbett Small Cap Value Portfolio will seek its objective through investments primarily in equity securities that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the Sub-advisor looks for companies using the following process:

o Quantitative research is performed to evaluate various criteria, including the price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow;

o Fundamental research is conducted to assess the dynamics of each company within its industry and within the company. The Sub-advisor evaluates the company's business strategies by assessing management's ability to execute the strategies, and evaluating the adequacy of its financial resources.

Usually, at least 65% of the Portfolio's total assets will be invested in common stocks issued by smaller, less well-known companies (with market capitalizations of less than $1 billion) selected on the basis of fundamental investment analysis. The Portfolio may invest up to 35% of its assets in foreign securities.

The stocks in which the Portfolio generally invests are those which, in the Sub-advisor's judgment, are selling below their intrinsic value and at prices that do not adequately reflect their long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company's prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the company's underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The AST T. Rowe Price Small Company Value Portfolio will invest at least 65% of its total assets in stocks and equity-related securities of small companies ($1 billion or less in market capitalization). Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following:

     (1) Above-average dividend yield (the stock's annual dividend divided by the stock price) relative to a company's peers or its own historic norm.

     (2) Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm.

     (3) Low stock price relative to a company's underlying asset values.

     (4) A plan to improve the business through restructuring.

     (5) A sound balance sheet and other positive financial characteristics.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities. The Portfolio will not sell a stock just because the company has grown to a market capitalization of more than $1 billion, and it may on occasion purchase companies with a market cap of more than $1 billion.

To pursue its objective, the AST Neuberger Berman Mid-Cap Growth Portfolio primarily invests in the common stocks of mid-cap companies. Companies with equity market capitalizations from $300 million to $10 billion at the time of investment are considered mid-cap companies for purposes of the Portfolio. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

The Portfolio is normally managed using a growth-oriented investment approach. The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these companies may include above-average growth of earnings or earnings that exceed analysts' expectations. The Sub-advisor may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

To pursue its objective, the AST Neuberger Berman Mid-Cap Value Portfolio primarily invests in the common stocks of mid-cap companies. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The AST MFS Growth Portfolio invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth. The Sub-advisor uses a "bottom up," as opposed to "top down," investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

         In managing the Portfolio, the Sub-advisor seeks to purchase securities of companies that it considers well-run and poised for growth. The Sub-advisor looks particularly for companies with the following qualities:

o    a strong franchise, strong cash flows and a recurring revenue stream
o a strong industry position, where there is potential for high profit margins or substantial barriers to new entry into the industry
o    a strong management with a clearly defined strategy
o    new products or services.

The Portfolio may invest up to 30% of its net assets in foreign securities.

The AST Marsico Capital Growth Portfolio will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of the Portfolio's assets will be invested in the common stocks of larger, more established companies.

In selecting investments for the Portfolio, the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection. The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment, and the global competitive landscape. In addition, the Sub-advisor examines such factors as the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends. As a result of this "top down" analysis, the Sub-advisor identifies sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is appropriate for investment by the Portfolio, the Sub-advisor focuses on a number of different attributes, including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, and the ability to generate free cash flow), strong management, and reasonable valuations in the context of projected growth rates.

The AST JanCap Growth Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Principal Risks:

o All of the capital growth portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial.

o The risk to which the capital growth portfolios are subject depends in part on the size of the companies in which the particular portfolio invests. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. Market capitalization, which is the total market value of a company's outstanding stock, is often used to classify companies based on size. Therefore, the AST Janus Small-Cap Growth Portfolio, the AST Lord Abbett Small Cap Value Portfolio, and the AST T. Rowe Price Small Company Value Portfolio can be expected to be subject to the highest degree of risk relative to the other capital growth funds. The AST Neuberger Berman Mid-Cap Growth Portfolio and the AST Neuberger Berman Mid-Cap Value Portfolio can be expected to be subject to somewhat less risk, and the AST MFS Growth Portfolio, the AST Marsico Capital Growth Portfolio, and the AST JanCap Growth Portfolio to somewhat less risk than the mid-cap funds.

o The AST Janus Small-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST MFS Growth Portfolio, the AST Marsico Capital Growth Portfolio and the AST JanCap Growth Portfolio generally take a growth approach to investing, while the AST Lord Abbett Small Cap Value Portfolio, the AST T. Rowe Price Small Company Value Portfolio and the AST Neuberger Berman Mid-Cap Value Portfolio generally take a value approach. Value stocks are believed to be selling at prices lower than what they are actually worth, while growth stocks are those of companies that are expected to grow at above-average rates. A portfolio investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

Growth and Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:

Cohen & Steers Realty         Maximize total return          The Portfolio invests primarily in equity securities of real estate companies.

American Century Income &     Capital growth and,             The Portfolio invests primarily in stocks of large U.S.
Growth                        secondarily, current income     companies selected through quantitative investment techniques.

INVESCO Equity Income         High current income and,        The Portfolio invests primarily  in  dividend-paying common
                              secondarily, capital growth     stocks that, over a period of years, may also provide capital appreciation, and to a lesser extent in fixed income securities.

Principal Investment Strategies:

The AST Cohen & Steers Realty Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income. Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Sub-advisor's view, a significant element of the securities' value, and preferred stocks.

For purposes of the Portfolio's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. Real estate companies may include real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.

The AST American Century Income & Growth Portfolio's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded U.S. companies (measured by market capitalization), from most attractive to least attractive. These rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

In  the  second  step,  the  Sub-advisor   uses  a  technique  called  portfolio
optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described earlier that it thinks will provide the best balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk. The Sub-advisor attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500.

The AST INVESCO Equity Income Portfolio seeks to achieve its objective by investing in securities that will provide a relatively high yield and stable return and that, over a period of years, may also provide capital appreciation. The Portfolio normally will invest at least 65% of its assets in dividend-paying common stocks of domestic and foreign issuers. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. In addition, the Portfolio normally will have some portion of its assets invested in debt securities, convertible bonds, or preferred stocks.

Principal Risks:

o Both equity securities (e.g., stocks) and fixed income securities (e.g., bonds) can decline in value, and the primary risk of each of the growth and income portfolios is that the value of the securities they hold will decline. The degree of risk to which the growth and income portfolios are subject is likely to be somewhat less than a portfolio investing exclusively for capital growth. Nonetheless, the share prices of the growth and income portfolios can decline substantially.

o The AST Cohen & Steers Realty Portfolio and the AST American Century Income & Growth Portfolio invest primarily in equity securities. The AST INVESCO Equity Income Portfolio invests primarily in equity securities, but will normally invest some of its assets in fixed income securities. The values of equity securities tend to fluctuate more widely than the values of fixed income securities. Therefore, those growth and income portfolios that invest primarily in equity securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

o The AST INVESCO Equity Income Portfolio may invest to some degree in lower-quality fixed income securities, which are subject to greater risk that the issuer may fail to make interest and principal payments on the securities when due. The Portfolio generally invests in intermediate- to long-term fixed income securities. Fixed income securities with longer maturities are generally subject to greater risk than fixed income securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

o The AST Cohen & Steers Realty Portfolio is subject to an additional risk factor because it is less diversified than most equity funds and could therefore experience sharp price declines when conditions are unfavorable in the real estate sector. Real estate securities may be subject to risks similar to those associated with direct ownership of real estate. These include risks related to economic conditions, heavy cash flow dependency, overbuilding, extended vacancies of properties, changes in neighborhood values, and zoning, environmental and housing regulations.

Fixed Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:

PIMCO Total Return Bond       Maximize total  return,        The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation  of capital       Portfolio's expected average duration will be from three to six years.

PIMCO Limited Maturity Bond   Maximize total return,         The Portfolio invests primarily  in  higher-quality fixed
                              consistent with                income securities of varying maturities,  so that the
                              preservation  of capital       Portfolio's expected average duration will be from one to three years.


Principal Investment Strategies:

The AST PIMCO Total Return Bond Portfolio will invest at least 65% of its assets in the following types of fixed income securities:

     (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (2)  corporate  debt  securities,   including  convertible  securities  and
          commercial paper;

     (3)  mortgage and other asset-backed securities;

     (4) structured notes, including hybrid or "indexed" securities, and loan participations;

     (5)  delayed funding loans and revolving credit securities;

     (6) bank certificates of deposit, fixed time deposits and bankers' acceptances;

     (7)  repurchase agreements and reverse repurchase agreements;

     (8) obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

     (9)  obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

     The AST PIMCO Limited Maturity Bond Portfolio will invest at least 65% of its assets in the following types of fixed income securities:

     (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (2)  corporate  debt  securities,   including  convertible  securities  and
          commercial paper;

     (3)  mortgage and other asset-backed securities;

     (4) structured notes, including hybrid or "indexed" securities, and loan participations;

     (5)  delayed funding loans and revolving credit securities;

     (6) bank certificates of deposit, fixed time deposits and bankers' acceptances;

     (7)  repurchase agreements and reverse repurchase agreements;

     (8) obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

     (9)  obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Principal Risks:

     o The risk of a fund or portfolio investing primarily in fixed income securities is determined largely by the quality and maturity characteristics of its portfolio securities. Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal payments on the securities when due. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

     o    As  portfolios  that invest  primarily  in  high-quality  fixed income securities of medium duration, the level of risk to which the AST PIMCO Total Return Bond Portfolio and AST PIMCO Limited Maturity Bond Portfolio are subject can be expected to be less than most equity funds. Nonetheless, the fixed income securities held by these Portfolios can decline in value because of changes in their quality, in market interest rates, or for other reasons. Because the average duration of the AST PIMCO Total Return Bond Portfolio generally will be longer than that of the AST PIMCO Limited Maturity Bond Portfolio, it is expected that the former Portfolio will be subject to a greater level of risk. While the complex fixed income securities invested in and investment practices engaged in by both Portfolios are designed to increase their return or hedge their investments, these securities and practices may increase the risk to which the Portfolios are subject.

Past Performance

             The bar charts show the performance of each Portfolio for each full calendar year the Portfolio has been in operation. The tables below each bar chart show each such Portfolio's best and worst quarters during the periods included in the bar chart, as well as average annual total returns for each Portfolio since inception. This information may help provide an indication of each Portfolio's risks by showing changes in performance from year to year and by comparing the Portfolio's performance with that of a broad-based securities index. The performance figures do not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased; and would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future.


  AST T. Rowe Price International Equity Portfolio

                                  60.00%

                       14.03%      40.00%
11.09%  14.17%                     20.00%

                1.36%               0.00%
__________________________________-20.00%
1995    1996    1997     1998





------------------------------------- -----------------------------------
         Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 16.94%, 4th quarter 1998           Down 13.58%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- -------------------- -----------------------------
Average annual total   Portfolio            Index:
returns                                     Morgan Stanley Capital
For periods ending                          International (MSCI) EAFE
12/31/98                                    Index
---------------------- -------------------- -----------------------------
---------------------- -------------------- -----------------------------
1 year                              14.03%                        20.00%
---------------------- -------------------- -----------------------------
---------------------- -------------------- -----------------------------
Since Inception                      7.12%                         9.16%
---------------------- -------------------- -----------------------------

AST Janus Overseas Growth Portfolio

 _________________________
                           60.00%

                           40.00%
        18.70%             20.00%
                16.22%
                            0.00%
 _________________________-20.00%
        1997     1998



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 15.85%, 4th quarter 1998           Down 18.54%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Morgan Stanley Capital
For periods ending                           International (MSCI) EAFE
12/31/98                                     Index
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               16.22%                       20.00%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since inception                      17.45%                       10.45%
---------------------- --------------------- ----------------------------

   AST Janus Small-Cap Growth Portfolio*

 ____________________________________
                                      60.00%

         32.65%                       40.00%
                20.05%                20.00%
 8.40%                  6.01%   3.48%
                                       0.00%
 ____________________________________-20.00%
1994     1995  1996    1997     1998


  ------------------------------------- -----------------------------------
  Best Quarter                          Worst Quarter
  ------------------------------------- -----------------------------------
  ------------------------------------- -----------------------------------
  Up 31.12%, 4th quarter 1998           Down 23.95%, 3rd quarter 1998
  ------------------------------------- -----------------------------------
  ---------------------- --------------------- ----------------------------
  Average annual total   Portfolio             Index:
  returns                                      Standard & Poors 500 Index
  For periods ending
  12/31/98
  ---------------------- --------------------- ----------------------------
  ---------------------- --------------------- ----------------------------
  1 year                                3.49%                       28.57%
  ---------------------- --------------------- ----------------------------
  ---------------------- --------------------- ----------------------------
  5 year                               13.62%                       24.06%
  ---------------------- --------------------- ----------------------------
  ---------------------- --------------------- ----------------------------
  Since Inception                      13.62%                       24.06%
  ---------------------- --------------------- ----------------------------

                  *Prior to January 1, 1999, the AST Janus Small-Cap Portfolio was known as the Founders Capital Appreciation Portfolio, and Founders Asset Management LLC served as Sub-advisor to the Portfolio.


                   AST Lord Abbett Small Cap Value Portfolio


 _________________________
                           60.00%

                           40.00%
                           20.00%

                 -0.10%     0.00%
 ___________________________-20.00%
                 1998


------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 18.22%, 4th quarter 1998           Down 22.12%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/98
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               -0.10%                       28.57%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      -0.10%                       28.57%
---------------------- --------------------- ----------------------------

                AST T. Rowe Price Small Company Value Portfolio

 _________________________
                           60.00%

                           40.00%
        28.80%             20.00%

                 -10.53%    0.00%
 _________________________-20.00%
        1997     1998


------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 15.42%, 2nd quarter 1997           Down 19.88%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/98
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                              -10.53%                       28.57%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       7.35%                       30.77%
---------------------- --------------------- ----------------------------


                 AST Neuberger Berman Mid-Cap Growth Portfolio*

 _______________________________
                                 60.00%

                                 40.00%
24.42%                  20.65%   20.00%
        16.34%  16.68%
                                 0.00%
 ______________________________-20.00%
1995   1996    1997     1998



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 28.14%, 4th quarter 1998           Down 20.62%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/98
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               20.65%                       28.57%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      18.37%                       28.30%
---------------------- --------------------- ----------------------------

     *Prior to May 1, 1998, the AST Neuberger Berman Mid-Cap Growth Portfolio was known as the Berger Capital Growth Portfolio, and Berger Associates, Inc. served as Sub-advisor to the Portfolio.

   AST Neuberger Berman Mid-Cap Value Portfolio*

 ___________________________________
                                      60.00%

                                      40.00%
       26.13%         26.42%          20.00%
              11.53%
-6.95%                         -2.33%  0.00%
 ___________________________________ -20.00%
1994   1995   1996    1997     1998



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 15.95%, 4th quarter 1998           Down 14.02%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/98
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               -2.33%                       28.57%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               10.08%                       24.06%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      10.31%                       22.62%
---------------------- --------------------- ----------------------------

                  *Prior to May 1, 1998, the AST Neuberger Berman Mid-Cap Value Portfolio was known as the Federated Utility Income Portfolio, and Federated Investment Counseling served as Sub-advisor to the Portfolio.

                      AST Marsico Capital Growth Portfolio

                          60.00%
                 41.59%
                           40.00%
                           20.00%

                            0.00%
 _________________________-20.00%
                 1998

---------------------------------------- -------------------------------------
Best Quarter                             Worst Quarter
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
Up 23.37%, 4th quarter 1998              Down 12.80%, 3rd quarter 1998
---------------------------------------- -------------------------------------

---------------------------- --------------------- -----------------------------
Average annual total         Portfolio             Index:
returns for periods ending                         Standard & Poors 500 Index
12/31/98
---------------------------- --------------------- -----------------------------
---------------------------- --------------------- -----------------------------
1 year                                     41.59%                        28.57%
---------------------------- --------------------- -----------------------------
---------------------------- --------------------- -----------------------------
Since Inception                            40.69%                        31.86%
---------------------------- --------------------- -----------------------------

     AST JanCap Growth Portfolio


_________________________________________________
                                          68.26%  60.00%

                                                  40.00%
11.87%          37.98%            28.66%          20.00%
                         28.36%
        -4.51%                                     0.00%
 ________________________________________________-20.00%
1993    1994    1995     1996    1997     1998



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 32.62%, 4th quarter 1998           Down 5.95%, 2nd quarter 1994
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/98
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               68.26%                       28.57%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               29.63%                       24.06%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      26.80%                       21.88%
---------------------- --------------------- ----------------------------


          AST COHEN & STEERS REALTY PORTFOLIO


 _________________________
                           60.00%

                           40.00%
                           20.00%

                            0.00%
                  -16.00%
 _________________________-20.00%
                  1998



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up -0.71%, 4th quarter 1998           Down 10.76%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      NAREIT Equity REIT Index
For periods ending
12/31/98
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                              -16.00%                      -17.50%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                     -15.96%                      -17.50%
---------------------- --------------------- ----------------------------

AST American Century Income & Growth Portfolio*

                           60.00%

                           40.00%
        22.30%    12.27%   20.00%

                            0.00%
 _________________________-20.00%
         1997     1998


------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 16.72%, 4th quarter 1998           Down 11.30%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/98
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               12.27%                       28.57%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      17.18%                       30.77%
---------------------- --------------------- ----------------------------

*Prior  to May 4,  1999,  the AST  American  Century  Income &
Growth  Portfolio was known as the AST Putnam Value Growth and
Income  Portfolio,  and  Putnam  Investment  Management,  Inc.
served as Sub-adviser to the Portfolio.

      AST INVESCO Equity Income Portfolio

_________________________________________________
                                                  60.00%

                                                  40.00%
                30.07%           23.33%           20.00%
                         17.09%           13.34%
        -2.50%                                     0.00%
 ________________________________________________-20.00%
        1994    1995     1996    1997     1998

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 12.32%, 4th quarter 1998           Down 8.68%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/98
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               13.34%                       28.57%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               15.74%                       24.06%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      15.74%                       24.06%
---------------------- --------------------- ----------------------------

     AST PIMCO Total Return Bond Portfolio

_________________________________________________
                                                  60.00%

                                                  40.00%
                18.78%             9.87%   9.46%  20.00%
                         3.42%
        -2.40%                                     0.00%
 ________________________________________________-20.00%
        1994    1995     1996    1997     1998



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 5.07%, 3rd quarter 1998            Down 2.54%, 1st quarter 1996
------------------------------------- -----------------------------------

     ---------------------- --------------------- ----------------------------
     Average annual total   Portfolio             Index:
     returns                                      LB
     For periods ending                           Aggregate Index
     12/31/98
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     1 year                                9.46%                        8.69%
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     5 year                                7.58%                        7.26%
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     Since Inception                       7.58%                        7.26%
     ---------------------- --------------------- ----------------------------


                   AST PIMCO Limited Maturity Bond Portfolio

________________________________________
                                         60.00%

                                         40.00%
                                         20.00%
                        7.46%     5.72%
                 3.90%                    0.00%
________________________________________-20.00%
                 1996    1997     1998


     ------------------------------------- -----------------------------------
     Best Quarter                          Worst Quarter
     ------------------------------------- -----------------------------------
     ------------------------------------- -----------------------------------
     Up 2.95%, 4th quarter 1998            Down 0.52%, 1st quarter 1996
     ------------------------------------- -----------------------------------

     ---------------------- --------------------- ----------------------------
     Average annual total   Portfolio             Index:
     returns                                      Merrill Lynch 1-3 Year
     For periods ending                           Index
     12/31/98
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     1 year                                5.72%                        7.00%
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     Since Inception                       5.94%                        6.95%
     ---------------------- --------------------- ----------------------------


FEES AND EXPENSES OF THE PORTFOLIOS: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the expenses shown below are for the year ending December 31, 1998.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                             NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                  NONE*
Exchange Fee                                                                                     NONE*

* Because shares of the Portfolios may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                     Management    Estimated    Other         Total Annual     Fee Waivers     Net Annual
                                     Fees          Distribution Expenses      Portfolio       and Expense      Fund
                                                  and                         Operating       Reimbursement(5) Operating
                                                  Service                     Expenses                         Expenses
Portfolio:                                        (12b-1)
                                                  Fees(4)
---------------------------------------------------------------------------------------------------------------------------
AST  T.  Rowe  Price  International      1.00         0.00           0.25          1.25            N/A             1.25
Equity
AST Janus Overseas Growth                1.00         0.00           0.27          1.27            N/A             1.27
AST Janus Small-Cap Growth               0.90         0.05           0.22          1.17            N/A             1.17
AST Lord Abbett Small Cap Value          0.95         0.00           0.36          1.31            N/A             1.31
AST T.  Rowe  Price  Small  Company      0.90         0.00           0.21          1.11            N/A             1.11
Value
AST   Neuberger    Berman   Mid-Cap      0.90         0.08           0.17          1.15            N/A             1.15
Growth(1)
AST   Neuberger    Berman   Mid-Cap      0.90         0.19           0.15          1.24            N/A             1.24
Value(2)
AST MFS Growth(3)                        0.90         0.06           0.24          1.20            N/A             1.20
AST Marsico Capital Growth               0.90         0.06           0.21          1.17            N/A             1.17
AST JanCap Growth                        0.90         0.01           0.14          1.05            0.02            1.05
AST Cohen & Steers Realty                1.00         0.07           0.30          1.37            N/A             1.37
AST  American   Century   Income  &      0.75         0.05           0.25          1.05            N/A             1.05
Growth
AST INVESCO Equity Income                0.75         0.04           0.18          0.97            N/A             0.97
AST PIMCO Total Return Bond              0.65         0.00           0.18          0.83            N/A             0.83
AST PIMCO Limited Maturity Bond          0.65         0.00           0.21          0.86            N/A             0.86

(1) Prior to May 1, 1998, the Investment Manager had engaged Berger Associates, Inc. as Sub-advisor for the Portfolio, and the total Investment Management fee was at the annual rate of .75% of the average daily net assets of the Portfolio. As of May 1, 1998, the Investment Manager engaged Neuberger Berman Management Incorporated as Sub-advisor for the Portfolio, and the Investment Management fee is payable at the annual rate of 0.90% of the average daily net assets of the Portfolio. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.

(2) Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio, and the total Investment Management fee was at the annual rate of .75% of the first $50 million of the average daily net assets of the Portfolio, plus .60% of the Portfolio's average daily net assets in excess of $50 million. As of May 1, 1998, the Investment Manager engaged Neuberger Berman Management Incorporated as Sub-advisor for the Portfolio, and the Investment Management fee is payable at the annual rate of 0.90% of the average daily net assets of the Portfolio. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.

(3) This Portfolio commenced operations in October 1999. "Other expenses" shown are based on estimated amounts for the fiscal year ending December 31, 1999.

(4) As discussed below under "Management of the Trust - Fees and Expenses, the Trustees adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 to permit an affiliate of the Trust's Investment Manager to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. While the brokerage commission rates and amounts paid by the various Portfolios are not expected to increase as a result of the Distribution Plan, the staff of the Securities and Exchange Commission recently takes the position that commission amounts received under the Distribution Plan should be reflected as distribution expenses of the Funds. The Distribution Fee estimates are derived from data regarding each Portfolio's brokerage transactions, and the proportions of such transactions directed to selling dealers, for the period ended June 30, 1999. However, it is not possible to determine with accuracy actual amounts that will be received under the Distribution Plan. Such amounts will vary based upon the level of a Portfolio's brokerage activity, the proportion of such activity directed under the Distribution Plan, and other factors.

(5) The Investment Manager has agreed to reimburse and/or waive fees for certain Portfolios until at least October 17, 2000. The caption "Total Annual Fund Operating Expenses" reflects the Portfolios' fees and expenses before such waivers and reimbursements, while the caption "Net Annual Fund Operating Expenses" reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST T. Rowe Price International Equity                127               397              686               1511
AST Janus Overseas Growth                             129               403              697               1534
AST Janus Small-Cap Growth                            119               372              644               1420
AST Lord Abbett Small Cap Value                       133               415              718               1579
AST T. Rowe Price Small Company                       113               353              612               1352
AST Neuberger Berman Mid-Cap Growth                   117               365              633               1398
AST Neuberger Berman Mid-Cap Value                    126               393              681               1500
AST MFS Growth                                        122               381              N/A               N/A
AST Marsico Capital Growth                            119               372              644               1420
AST JanCap Growth                                     105               332              577               1281
AST Cohen & Steers Realty                             139               434              950               1646
AST American Century Income & Growth                  107               334              579               1283
AST INVESCO Equity Income                              99               309              536               1190
AST PIMCO Total Return Bond                            85               265              460               1025
AST PIMCO Limited Maturity Bond                        88               274              477               1061

INVESTMENT OBJECTIVES AND POLICIES:

         The investment objective, policies and limitations for each of the Portfolios are described below. While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and investment focus. As a result, the risks, opportunities and returns of investing in each Portfolio will differ. The investment objectives and policies of the Portfolios generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

         There can be no assurance that the investment objective of any Portfolio will be achieved. Risks relating to certain types of securities and instruments in which the Portfolios may invest are described in this Prospectus under "Certain Risk Factors and Investment Methods."

         If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

ASt T. Rowe Price International Equity portfolio:

Investment Objective: The investment objective of the Portfolio is to seek total return from long-term growth of capital and income, principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.

Principal Investment Policies and Risks:

         The Sub-advisor expects to invest substantially all of the Portfolio's assets (with a minimum of 65%) in established foreign companies. Geographic diversification will be wide, including both developed and developing countries, and there will normally be at least three different countries represented in the Portfolio. Stocks can be purchased without regard to a company's market capitalization, but the Sub-advisor's focus typically will be on large and, to a lesser extent, medium-sized companies. Investment in foreign companies may be made through American Depositary Receipts (ADRs) and the securities of foreign investment funds or trusts (including passive foreign investment companies).

         The Portfolio will invest in stocks that have the potential for growth of capital or income or both. Stocks are selected by using a "bottom-up" approach (an approach based on the Sub-advisor's fundamental research on particular companies) in an effort to identify companies capable of achieving and sustaining above-average long-term earnings growth. The Sub-advisor seeks to purchase stocks at reasonable prices in relation to anticipated earnings, cash flow or book value. Valuation factors often influence the Sub-advisor's allocations among large-, mid-, and small-cap companies.

         While bottom-up stock selection is the focus of its decision making, the Sub-advisor also invests with an awareness of the global economic backdrop and its outlook for individual companies. Country allocation is driven largely by stock selection, though the Sub-advisor may limit investments in markets that appear to have poor overall prospects.

         In selecting stocks, the Sub-advisor generally favors companies with one or more of the following characteristics:

o        leading market position;
o        attractive business niche;
o        strong franchise or natural monopoly;
o        technological leadership or proprietary advantages;
o        seasoned management;
o        earnings growth and cash flow sufficient to support growing dividends;
         and
o        healthy balance sheet with relatively low debt.

         As with all stock funds, the Portfolio's share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. As a stock fund investing primarily in foreign securities, the Portfolio may be subject to greater risk of loss and price fluctuation than domestic funds. The risks of foreign investing, which are described in more detail below under "Certain Risk Factors and Investment Methods," include varying stages of economic and political development of foreign countries, differing regulatory and accounting standards in non-U.S. markets, and higher transaction costs. In addition, the Portfolio's investments in foreign securities will be subject to the risks of currency fluctuations, in which a decline in the value of a foreign currency versus the U.S. dollar can reduce the dollar value of securities denominated in that currency. While the Portfolio may engage in forward foreign currency exchange contracts and futures and options on foreign currencies, the Portfolio does not engage in extensive currency hedging under normal conditions. To the extent that the Portfolio has investments in developing countries, the risks of foreign investing will be accentuated.

Other Investments:

         In addition to common stocks, the Portfolio may also purchase a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as investment grade corporate and governmental debt securities, when considered consistent with the Portfolio's investment objectives and program. The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. As part of its investment program and to maintain greater flexibility, the Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. For additional information about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest all or a major portion of its assets in U.S. government obligations or debt obligations of U.S. companies. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. The Portfolio's cash reserves may be invested in high-quality domestic and foreign money market instruments. In addition to enabling the Portfolio to take defensive positions, cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST JANUS OVERSEAS GROWTH PORTFOLIO:

     Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

         The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The Portfolio invests primarily in stocks selected for their growth potential. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

         As with any common stock fund, the fundamental risk associated with the Portfolio is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Portfolio may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved in investing in foreign securities, see this Prospectus under "Certain Risk Factors and Investment Methods." In addition, the Portfolio may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

         The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

         Special Situations. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the
Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

     -- 35% of its assets in lower-rated fixed income securities ("junk" bonds). -- 25% of its assets in mortgage- and asset-backed securities.
     -- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

         For more information on the types of securities and instruments other than common stocks in which the Portfolio may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

AST JANUS SMALL-CAP GROWTH PORTFOLIO:

     Investment Objective: The investment objective of the Portfolio is capital growth.

Principal Investment Policies and Risks:

         The Portfolio pursues its objective by normally investing at least 65% of its total assets in the common stocks of small-sized companies. For purposes of the Portfolio, small-sized companies are those that have market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. To a lesser extent, the Portfolio may also invest in stocks of larger companies with potential for capital growth.

         The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similar selection procedure.
Current income is not a significant factor in choosing investments.

         Because the Portfolio invests primarily in common stocks, the fundamental risk of investing in the Portfolio is that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a Portfolio that invests primarily in smaller or newer issuers, the Portfolio may be subject to greater risk of loss and share price fluctuation than funds investing primarily in larger or more established issuers. Smaller companies are more likely to realize substantial growth as well as suffer significant losses than larger issuers. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development internally or to generate such funds through external financing on favorable terms, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger competitors, and may have more limited trading markets than the markets for securities of larger issuers.

         While the Sub-advisor tries to reduce the risk of the Portfolio by diversifying its assets among issuers (so that the effect of any single holding is reduced), and by not concentrating its assets in any particular industry, there is no assurance that these effort will be successful in reducing the risks to which the Portfolio is subject.

         The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

         Special Situations. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the
Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

 -- 35% of its assets in lower-rated fixed income securities ("junk" bonds).
 -- 25% of its assets in mortgage- and asset-backed securities.
 -- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Index/structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

         Foreign Securities. The Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. The Sub-advisor seeks companies that meet these criteria regardless of country of organization or principal business activity. However, certain factors such as expected inflation and currency exchange rates, government policies affecting businesses, and a country's prospects for economic growth may warrant consideration in selecting foreign securities.

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income.

         For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO:

     Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio will seek its objective through investments primarily in equity securities that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the Sub-advisor looks for companies the following process:

o Quantitative research is performed to evaluate various criteria, including the price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow;

o Fundamental research is conducted to assess the dynamics of each company within its industry and within the company. The Sub-advisor evaluates the company's business strategies by assessing management's ability to execute the strategies, and evaluating the adequacy of its financial resources.

Usually, at least 65% of the Portfolio's total assets will be invested in common stocks issued by smaller, less well-known companies (with market capitalizations of less than $1 billion) selected on the basis of fundamental investment analysis. The Portfolio may invest up to 35% of its assets in foreign securities.

         The stocks in which the Portfolio generally invests are those which, in the Sub-advisor's judgment, are selling below their intrinsic value and at prices that do not adequately reflect their long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company's prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the company's underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Portfolio if they are expected to help it attain its objective. Dividend and investment income is of incidental importance.

         Although the Portfolio typically will hold a large number of securities and follow a relatively conservative value-driven investment strategy, the Portfolio does entail above-average investment risk and share price fluctuation compared to the overall U.S. stock market. The small capitalization companies in which the Portfolio primarily invests may offer significant appreciation potential. However, smaller companies may carry more risk than larger companies. Generally, small companies rely on limited product lines, markets and financial resources, and these and other factors may make them more susceptible to setbacks or economic downturns. Smaller companies normally have fewer shares outstanding and trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations.

Other Investments:

         The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and to enhance income, but not for speculation. The Portfolio may purchase and write (sell) put and covered call options on equity securities or stock indices that are traded on national securities exchanges. The Portfolio may purchase and sell stock index futures for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

         The Portfolio may invest up to 35% of its net assets (at the time of investment) in securities (of the type described above) that are primarily traded in foreign countries. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. The Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency.

         The Portfolio also may invest in preferred stocks and bonds that either have attached warrants or are convertible into common stocks.

         Additional   information   about  these   investments   and  investment
techniques and their risks is included below under "Certain Risk Factors and Investment Methods."

     Temporary Investments. For temporary defensive purposes or pending other investments, the Portfolio may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term capital growth will be limited.

AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO:

     Investment Objective: The investment objective of the Portfolio is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

         The Portfolio will normally invest at least 65% of its total assets in stocks and equity-related securities of small companies ($1 billion or less in market capitalization). Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following:

     (1) Above-average dividend yield (the stock's annual dividend divided by the stock price) relative to a company's peers or its own historic norm.

     (2) Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm.

     (3) Low stock price relative to a company's underlying asset values.

     (4) A plan to improve the business through restructuring.

     (5) A sound balance sheet and other positive financial characteristics.

     The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities. The Portfolio will not sell a stock just because the company has grown to a market capitalization of more than $1 billion, and it may on occasion purchase companies with a market cap of more than $1 billion.

         As with all stock funds, the Portfolio's share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in small companies involves greater risk of loss than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

         Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

         The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts. (The Portfolio may invest in foreign cash items as described below in excess of this 20% limit.) The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. For additional information about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may establish and maintain cash reserves without limitation for temporary defensive purposes. The Portfolio's reserves may be invested in high-quality domestic and foreign money market instruments, including repurchase agreements. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO:

     Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective, the Portfolio primarily invests in the common stocks of mid-cap companies. Companies with equity market capitalizations from $300 million to $10 billion at the time of investment are considered mid-cap companies for purposes of the Portfolio. The Trust may revise this definition based on market conditions. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The
Portfolio seeks to reduce risk by diversifying among many companies and industries. The Portfolio does not seek to invest in securities that pay dividends or interest, and any such income is incidental.

         The Portfolio is normally managed using a growth-oriented investment approach. For growth investors, the aim is to invest in companies that are already successful but could be even more so. The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these companies may include above-average growth of earnings or earnings that exceed analysts' expectations. The Sub-advisor may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

         The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

         As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income Securities. The Portfolio may invest up to 35% of its total assets, measured at the time of investment, in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

         Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

         Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

     Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective, the Portfolio primarily invests in the common stocks of mid-cap companies. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The
Portfolio seeks to reduce risk by diversifying among many companies and industries.

          Under the Portfolio's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price before other investors realize their worth. Fund managers may identify value stocks in several ways, including based on earnings, book value or other financial measures. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

         As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. While value investing historically has involved less risk than investing in growth companies, the stocks purchased by the Portfolio will remain undervalued during a short or extended period of time. This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity securities are normally the Portfolio's primary investment, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income Securities. The Portfolio may invest up to 35% of its total assets, measured at the time of investment, in fixed income or debt securities. The Portfolio may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Portfolio may invest.

         Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options. The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of the Portfolio's net assets.

         Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST MFS GROWTH PORTFOLIO

     Investment Objective: The investment objective of the Portfolio is to provide long-term growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:

         The Portfolio invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth.

         The Sub-advisor uses a "bottom up," as opposed to "top down," investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

         In managing the Portfolio, the Sub-advisor seeks to purchase securities of companies that it considers well-run and poised for growth. The Sub-advisor looks particularly for companies with the following qualities:

o        a strong franchise, strong cash flows and a recurring revenue stream
o a strong industry position, where there is potential for high profit margins or substantial barriers to new entry into the industry
o        a strong management with a clearly defined strategy
o        new products or services.

         The Portfolio may invest up to 30% of its net assets in foreign securities.

         As with any fund investing primarily in common stocks, the value of the securities held by the Portfolio may decline in value, either because of changing economic, political or market conditions or because of the economic condition of the company that issued the security. These declines may be substantial. In addition, the prices of the growth company stocks in which the Portfolio invests may fluctuate to a greater extent than other equity securities due to changing market conditions or disappointing earnings results. The Portfolio may invest in foreign companies, including companies located in developing countries, and it therefore will be subject to risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

         Although the Portfolio will invest primarily in common stocks and related securities, the Portfolio may also invest in variable and floating rate debt securities. The Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.

         For more information on some of the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST MARSICO CAPITAL GROWTH PORTFOLIO:

     Investment Objective: The investment objective of the Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of the Portfolio's assets will be invested in the common stocks of larger, more established companies.

         In selecting investments for the Portfolio, the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection. The "top down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment, and the global competitive landscape. In addition, the Sub-advisor examines such factors as the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends. As a result of this "top down" analysis, the Sub-advisor identifies sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

         The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is appropriate for investment by the Portfolio, the Sub-advisor focuses on a number of different attributes, including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, and the ability to generate free cash flow), strong management, and reasonable valuations in the context of projected growth rates. This is called "bottom up" stock selection.

         The primary risk associated with investment in the Portfolio will be the risk that the equity securities held by the Portfolio will decline in value. The risk of the Portfolio is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

         Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

         Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

         The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured Securities. The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

         Futures, Options and Other Derivative Instruments. The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.

         For an additional discussion of many of these types of securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor believes that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST JANCAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

         Because the Portfolio invests a substantial portion (or all) of its assets in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. This is true despite the Portfolio's focus on the stocks of larger more-established companies. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities it invests in, the Portfolio is designed for those who are investing for the long term.

         The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.

         Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor expects to invest primarily in equity securities, the Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

  -- 35% of its assets in lower-rated fixed income securities ("junk" bonds).
  -- 25% of its assets in mortgage- and asset-backed securities.
  -- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST COHEN & STEERS REALTY PORTFOLIO:

     Investment Objective: The investment objective of the Portfolio is to maximize total return through investment in real estate securities.

Principal Investment Policies and Risks:

The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income. Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of:

o    common stocks (including shares in real estate investment trusts),
o    rights or warrants to purchase common stocks,
o securities convertible into common stocks where the conversion feature represents, in the Sub-advisor's view, a significant element of the securities' value, and
o    preferred stocks.

         For purposes of the Portfolio's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

         Real estate companies may include real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

         As a fund that invests primarily in equity securities, the Portfolio will be subject to many of the same risks as other equity funds. The Portfolio also will be subject to certain risks related specifically to real estate securities, and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

         While the Portfolio will not invest in real estate directly, securities of real estate companies may be subject to risks similar to those associated with the direct ownership of real estate. These include risks related to general and local economic conditions, dependence on management skill, heavy cash flow dependency, possible lack of available mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

         In general, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

         Non-Diversified Status. The Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:

         The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio may also enter into short sales, which are transactions in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline. The Sub-advisor expects that the Portfolio will use these techniques on a relatively infrequent basis.

         Additional information about these techniques and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary Investments. When the Sub-advisor believes that market or general economic conditions justify a temporary defensive position, the Portfolio will invest all or a portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum total return will be limited. The Portfolio may also invest funds awaiting investment or funds held to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO:

     Investment Objective: The primary investment objective of the Portfolio is to seek capital growth. Current income is a secondary investment objective.

Principal Investment Policies and Risks:

         The Portfolio's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded U.S. companies (measured by market capitalization), from most attractive to least attractive. These rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

         In the second step, the Sub-advisor uses a technique called portfolio optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described earlier that it thinks will provide the best balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk. The Sub-advisor attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500.

         The Sub-advisor does not attempt to time the market. Instead, it intends to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

         Like any fund investing primarily in common stocks, the Portfolio is subject to the risk that the value of the stocks it invests in will decline. These declines could be substantial.

         Because the Portfolio is managed to an index (the S&P 500), its performance will be closely tied to the performance of the index. If the S&P 500 goes down, it is likely that the Portfolio's share price will also go down. The Portfolio's investments in income-producing stocks may reduce to some degree the Portfolio's level of risk and share price fluctuation (and its potential for gain) relative to the S&P 500. However, if the stocks that make up the S&P 500 do not have a high dividend yield at a given time, then the Portfolio's dividend yield also will not be high.

Other Investments:

         When the Sub-advisor believes that it is prudent, the Portfolio may invest in securities other than stocks, such as convertible securities, foreign securities, short-term instruments and non-leveraged stock index futures contracts. Stock index futures contracts can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio also may short sales "against the box." Additional information on these types of investments is included in this Prospectus under "Certain Risk Factors and Investment Methods."

AST INVESCO EQUIT INCOME PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek high current income while following sound investment practices. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities.

Principal Investment Policies and Risks:

         The Portfolio seeks to achieve its objective by investing in securities that will provide a relatively high yield and stable return and that, over a period of years, may also provide capital appreciation. The Portfolio normally will invest at least 65% of its assets in dividend-paying common stocks of domestic and foreign issuers. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. In addition, the Portfolio normally will have some portion of its assets invested in debt securities, convertible bonds, or preferred stocks. The Portfolio may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries considered to be developing. These foreign investments may serve to increase the overall risks of the Portfolio.

         The Portfolio's investments in common stocks may, of course, decline in value, which will result in declines in the Portfolio's share price. Such declines could be substantial. To minimize the risk this presents, the Sub-advisor only invests in common stocks and equity securities of domestic and foreign issuers that are marketable; and will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry. In light of the Portfolio's focus on income producing stocks, its risk and share price fluctuation (and potential for gain) may be less than many other stock funds.

         Debt Securities. The Portfolio's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Sub-advisor will limit the Portfolio's debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor's Corporation or Moody's Investors Services, Inc., or equivalent unrated debt securities ("junk bonds").

         In order to decrease its risk in investing in debt securities, the Portfolio will invest no more than 15% of its assets in junk bonds, and in no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's. While the Sub-advisor will monitor all of the debt securities in the Portfolio for the issuers' ability to make required principal and interest payments and other quality factors, the Sub-advisor may retain in the Portfolio a debt security whose rating is changed to one below the minimum rating required for purchase of such a security. For a discussion of the special risks involved in lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments:

         In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes or government securities, or held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST PIMCO TOTAL RETURN BOND PORTFOLIO:

     Investment Objective: The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
o        corporate debt securities, including convertible securities and commercial paper;
o        mortgage and other asset-backed securities;
o        structured notes, including hybrid or "indexed" securities, and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
o        obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

         The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in. More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under "Certain Risk Factors and Investment Methods."

         U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

         Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

         Catastrophe Bonds. Catastrophe bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event. The trigger event may be, for example, a hurricane or an earthquake in a specific geographic region that causes losses exceeding a specific amount. If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond.
Catastrophe bonds may also expose the Portfolio to certain other risks, including default, adverse regulatory interpretation, and adverse tax consequences.

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements (as described below under "Certain Risk
Factors and Investment Methods"), the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

         Foreign Securities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its assets in securities of issuers based in developing countries (as determined by the Sub-advisor). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

         Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion of futures and options and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods." The Portfolio's investments in swap agreements are described directly below.

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

     Investment Objective: The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
o        corporate debt securities, including convertible securities and commercial paper;
o        mortgage and other asset-backed securities;
o        structured notes, including hybrid or "indexed" securities, and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
o        obligations of international agencies or supranational entities.

         Portfolio  holdings  will be  concentrated  in areas of the bond market
(based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Therefore, the Portfolio's share price is expected to fluctuate less than the AST PIMCO Total Return Bond Portfolio, because its average duration will be shorter. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

         The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in. More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under "Certain Risk Factors and Investment Methods."

         U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

         Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

         Catastrophe Bonds. Catastrophe bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event. The trigger event may be, for example, a hurricane or an earthquake in a specific geographic region that causes losses exceeding a specific amount. If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond.
Catastrophe bonds may also expose the Portfolio to certain other risks, including default, adverse regulatory interpretation, and adverse tax consequences.

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements (as described below under "Certain Risk
Factors and Investment Methods"), the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

         Foreign Securities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

         Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion of futures and options and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods." The Portfolio's investments in swap agreements are described directly below.

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

PORTFOLIO TURNOVER:

         Each Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Portfolio's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. Such transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

         Although turnover rates may vary substantially from year to year, it is anticipated that the following Portfolios may regularly have annual rates of turnover exceeding 100%:

         AST Janus  Overseas  Growth   Portfolio
         AST Janus  Small-Cap  Growth  Portfolio
         AST Neuberger  Berman Mid-Cap Growth  Portfolio
         AST Neuberger  Berman Mid-Cap Value Portfolio
         AST Marsico Capital Growth Portfolio
         AST JanCap Growth  Portfolio
         AST Cohen & Steers Realty  Portfolio
         AST PIMCO Total Return Bond Portfolio
         AST PIMCO Limited Maturity Bond Portfolio

         A high rate of portfolio turnover involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

         The net asset value per share ("NAV") of each Portfolio is determined as of the close of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of a Portfolio's total assets, less any liabilities, by the number of total shares of that Portfolio outstanding. In general, the assets of each Portfolio are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or are believed to be inaccurate, assets are valued by methods that are believed to accurately reflect their fair value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of a Portfolio's investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies ("contractholders"), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received before 4:00 P.M. Eastern time are effected at the NAV determined as of 4:00 P.M. Eastern Time on that same day. Orders received after 4:00 P.M. Eastern Time are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

         As of the date of this Prospectus, American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. The profit sharing plan covering employees of ASLAC and its affiliates, which is a retirement plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, also may directly own shares of the Trust. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their contractholders and by various qualified plans. These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons. The Trust does not currently expect that any material conflicts of interest will arise. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager: American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut, acts as Investment Manager to the Trust. ASISI has served as Investment Manager since 1992, and currently serves as Investment Manager to a total of 50 investment company portfolios (including the Portfolios of the Trust). ASISI is an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855.

         The Trust's Investment Management Agreements with ASISI (the "Management Agreements") provide that ASISI will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged Sub-advisors to conduct the investment programs of each Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Manager is responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an exemption from the Securities and Exchange Commission that permits ASISI, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees.

Sub-advisors:

     Rowe Price-Fleming International, Inc. ("Price-Fleming"), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price International Equity Portfolio. Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately $33 billion under management as of June 30, 1999 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris. Each Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

     The advisory group for the AST T. Rowe Price International Equity Portfolio consists of Martin G. Wade, Mark C.J. Bickford-Smith, John R. Ford, James B.M. Seddon, and David J.L. Warren. Martin Wade joined Price-Fleming in 1979 and has 30 years of experience with Fleming Group (Fleming Group includes Robert Fleming Holdings Ltd. and/or Jardine Fleming Group Ltd.) in research, client service and investment management. Mark C.J. Bickford-Smith joined Price-Fleming in 1995 has 14 years experience with the Fleming Group in research and financial analysis. John R. Ford joined Price-Fleming in 1982 and has 19 years of experience with Fleming Group in research and portfolio management. James B.M. Seddon joined Price-Fleming in 1987 and has 12 years of experience in investment management. David J.L. Warren joined Price-Fleming in 1983 and has 18 years experience in equity research, fixed income research and portfolio management.

         Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4923, serves as Sub-advisor for the AST Janus Overseas Growth Portfolio, the AST Janus Small-Cap Growth Portfolio and the AST JanCap Growth Portfolio. Janus serves as investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1999, Janus managed assets worth over $153 billion.

     The portfolio manager responsible for management of the AST Janus Overseas Growth Portfolio is Helen Young Hayes, Vice President of Janus. Ms. Hayes joined Janus in 1987.

         The AST Janus Small-Cap Growth Portfolio is managed by a management team consisting of James P. Craig, William Bales and Jonathan Coleman. The management team has managed the Portfolio since Janus became the Portfolio's sub-advisor in January 1999. James P. Craig, III is Chief Investment Officer of Janus Capital. He joined Janus in May 1983. William H. Bales has been a research analyst with Janus since 1993, focusing primarily on the transportation, consumer products and restaurant industries. He joined Janus in September 1991. Jonathan D. Coleman has been a research analyst with Janus since July 1994, focusing primarily on the railroad, computer, healthcare and financial services industries.

     The portfolio manager responsible for management of the AST JanCap Growth Portfolio is Scott W. Schoelzel. Mr. Schoelzel, a Senior Portfolio Manager at Janus who has managed the Portfolio since August, 1997, joined Janus in January, 1994 as Vice President of Investments.

         American Century Investment Management, Inc. ("American Century") (formerly, Investors Research Corporation), American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-advisor for the AST American Century Income & Growth Portfolio. American Century has been providing investment advisory services to investment companies and institutional clients since 1958. As of June 30, 1999, American Century and its affiliates managed assets totaling approximately $91 billion.

         American Century utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Portfolios.

     The portfolio manager members of the portfolio team responsible for the day-to-day management of the AST American Century Income & Growth Portfolio are John Schniedwind, Kurt Borgwardt, Jeffrey R. Tyler and William Martin. Mr. Schniedwind is Senior Vice President and Group Leader -- Quantitative Equity for American Century, and has been with American Century since 1982. Mr. Borgwardt is Vice President, Portfolio Manager and Director of Quantitative Equity Research for American Century, and has been with American Century since 1990. Mr. Tyler, Senior Vice President and Portfolio Manager, joined American Century in 1988. William Martin, Vice President and Senior Portfolio Manager, joined American Century in 1989.

         Massachusetts Financial Services Company ("MFS"), which is located at 500 Boylston Street, Boston, Massachusetts 02116, serves as Sub-advisor for the AST MFS Growth Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. As of June 30, 1999, the net assets under the management of the MFS organization were approximately $114 billion.

         The portfolio manager responsible for the management of the AST MFS Growth Portfolio is Stephen Pesek. Mr. Pesek, a Vice President of MFS, has managed the Portfolio since its inception and has been employed by MFS as a portfolio manager since 1994.

         Lord Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203, serves as Sub-advisor for the AST Lord Abbett Small Cap Value Portfolio. Lord Abbett has been an investment manager for over 68 years. As of June 30, 1999, Lord Abbett managed approximately $33.4 billion in a family of mutual funds and other advisory accounts.

     The portfolio manager responsible for management of the AST Lord Abbett Small Cap Value Portfolio is Robert P. Fetch. Mr. Fetch, who has managed the Portfolio since its inception, joined Lord Abbett as a Portfolio Manager in August, 1995. From 1989 to 1995, Mr. Fetch was a Managing Director of Prudential Investment Advisors.

         T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price Small Company Value Portfolio. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of June 30, 1999, the firm and its affiliates managed approximately $159 billion for approximately seven million individual and institutional accounts.

         T. Rowe Price manages each Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.

     The Investment Advisory Committee for the AST T. Rowe Price Small Company Value Portfolio is composed of the following members: Preston G. Athey, Chairman, Hugh M. Evans III and Gregory A. McCrickard. Mr. Athey joined T. Rowe Price in 1978, has been managing investments since 1982 and has been Chairman of the Investment Advisory Committee since the Portfolio's inception in December, 1996.

         Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, New York, NY 10158, serves as sub-advisor for the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST Neuberger Berman Mid-Cap Value Portfolio. NB Management and its predecessor firms have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC, an affiliate of NB Management, acts as a principal broker in the purchase and sale of portfolio securities for the Portfolios for which it serves as Sub-advisor, and provides NB Management with certain assistance in the management of the Portfolios without added cost to the Portfolios or ASISI. NB Management and its affiliates manage securities accounts, including mutual funds, that had approximately $57 billion of assets as of June 30, 1999.

         Jennifer K. Silver and Brooke A. Cobb have been primarily responsible for the day-to-day management of the AST Neuberger Berman Mid-Cap Growth Portfolio since NB Management became the Portfolio's Sub-advisor in May 1998. Ms. Silver is Director of the Neuberger Berman Growth Equity Group, and both she and Mr. Cobb are Vice Presidents of NB Management. Prior to joining NB Management in 1997, Ms. Silver was a portfolio manager for several large mutual funds managed by a prominent investment adviser. Prior to joining NB Management, Mr. Cobb was the chief investment officer for an investment advisory firm managing individual accounts from 1995 to 1997 and, from 1992 to 1995, a portfolio manager of a large mutual fund managed by a prominent adviser.

     The portfolio managers responsible for the day-to-day management of AST Neuberger Berman Mid-Cap Value Portfolio are Michael M. Kassen, Robert I. Gendelman and S. Basu Mullick. Mr. Kassen and Mr. Gendelman have been managing the Portfolio since NB Management became the Portfolio's Sub-Advisor in May 1998, and Mr. Mullick has been managing the Portfolio since October 1998. Mr. Kassen has been a Vice President of NB Management since December 1992, and was an employee of NB Management from 1990 to December 1992. Mr. Gendelman joined NB Management in 1994, where he is currently a Vice President. Mr. Mullick has been a Vice President of NB Management since October 1998. From 1993 to 1998, Mr. Mullick was a portfolio manager for a prominent investment adviser.

         Marsico Capital Management, LLC ("Marsico Capital"), 1200 17th Street, Suite 1300, Denver, CO 80202, serves as Sub-advisor for the AST Marsico Capital Growth Portfolio. Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, has had primary responsibility for management of the Portfolio since its inception. Prior to forming Marsico Capital in September, 1997, Mr. Marsico served as Executive Vice President and Portfolio Manager at Janus Capital Corporation ("Janus"). Mr. Marsico joined Janus in March, 1986. As of June 30, 1999, Marsico Capital managed approximately $7.4 billion in assets.

         Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), 757 Third Avenue, New York, New York 10017, acts as the Sub-advisor for the AST Cohen & Steers Realty Portfolio. Cohen & Steers is the leading U.S. manager of portfolios dedicated to investments in real estate investment trusts ("REITS"). As of June 30, 1999, Cohen & Steers managed approximately $4 billion in assets.

         Robert H. Steers, Chairman, and Martin Cohen, President formed Cohen & Steers in 1986 and have been responsible for the day-to-day management of the AST Cohen & Steers Realty Portfolio since its inception.

         INVESCO Funds Group, Inc. ("INVESCO"), 7800 East Union Avenue, P.O. Box 173706, Denver, Colorado 80217-3706, serves as Sub-advisor for the AST INVESCO Equity Income Portfolio. INVESCO was established in 1932. AMVESCAP PLC, the parent of INVESCO, is one of the largest independent investment management businesses in the world and managed approximately $296 billion of assets as of June 30, 1999.

     The portfolio managers responsible for management of the Portfolio are Charles P. Mayer and Donovan J. (Jerry) Paul. Mr. Mayer has served as Co-Manager of the Portfolio since April, 1993. Mr. Mayer began his investment career in 1969 and is now a director and senior vice president of INVESCO. From 1993 to 1994, he was vice president of INVESCO. Mr. Paul has served as Co-Manager of the Portfolio since May 1994. Mr. Paul entered the investment management industry in 1976, and has been a senior vice president of INVESCO since 1994. From 1993 to 1994, he was president of Quixote Investment Management, Inc.

         Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 serves as Sub-advisor for the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio. PIMCO is an investment counseling firm founded in 1971 and, as of June 30, 1999, had approximately $172 billion of assets under management.

         The portfolio manager responsible for management of the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio is William H. Gross. Mr. Gross is managing director of PIMCO has been associated with the firm since 1971, and has managed each Portfolio since their respective commencement of operations.

Fees and Expenses:

         Investment Management Fees. ASISI receives a fee, payable each month, for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services at no additional cost to any Portfolio. The Investment Management fee for each Portfolio will differ, reflecting the differing objectives, policies and restrictions of each Portfolio. Each Portfolio's fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio's shares. The fees paid to ASISI for the fiscal year ended December 31, 1998 by each Portfolio that was in operation for that entire fiscal year, stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:

AST T. Rowe Price International Equity Portfolio:                                            1.00%
AST Janus Overseas Growth Portfolio:                                                         1.00%
AST Janus Small-Cap Growth Portfolio:                                                        0.90%
AST Lord Abbett Small Cap Value Portfolio:                                                   0.95%
AST T. Rowe Price Small Company Value Portfolio:                                             0.90%
AST Neuberger Berman Mid-Cap Growth Portfolio:1                                              0.85%
AST Neuberger Berman Mid-Cap Value Portfolio:2                                               0.82%
AST Marsico Capital Growth Portfolio:                                                        0.90%
AST JanCap Growth Portfolio:                                                                 0.87%
AST Cohen & Steers Realty Portfolio:                                                         1.00%
AST American Century Income & Growth Portfolio:                                              0.75%
AST INVESCO Equity Income Portfolio:                                                         0.75%
AST PIMCO Total Return Bond Portfolio:                                                       0.65%
AST PIMCO Limited Maturity Bond Portfolio:                                                   0.65%

         1 Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor for the Portfolio (formerly the Berger Capital Growth Portfolio). Under the new Investment Management Agreement for the Portfolio, fees are payable at an annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion.

         2 Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor for the Portfolio (formerly the Federated Utility Income Portfolio). Under the new Investment Management Agreement for the Portfolio, fees are payable at an annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion.

         The investment management fee rate for the AST MFS Growth Portfolio, which had not commenced operations as of the date of this Prospectus, is an annual rate of .90% of the average daily net assets of the Portfolio.

         For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to each of the Sub-advisors, please see the Trust's SAI under "Investment Advisory and Other Services."

         Other Expenses. In addition to Investment Management fees, each Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. The Trust may also pay Participating Insurance Companies for printing and delivery of certain documents (including prospectuses, semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance policies whose assets are invested in the Trust. Expenses not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution Plan. The Trust has adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 under the Investment Company Act of 1940 to permit American Skandia Marketing, Inc. ("ASM"), an affiliate of ASISI, to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolios. Under the Distribution Plan, transactions for the purchase and sale of securities for a Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASM for "introducing" transactions to the clearing broker. In turn, ASM will use the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. No Portfolio will pay any new fees or charges resulting from the Distribution Plan, nor is it expected that the brokerage commissions paid by a Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

         Each Portfolio intends to distribute substantially all its net investment income. Dividends from investment income are expected to be declared and distributed annually, although the Trustees of the Trust may decide to declare dividends at other intervals. Similarly, any net realized long- and short-term capital gains of each Portfolio will be declared and distributed at least annually either during or after the close of the Portfolio's fiscal year. Distributions will be made to the various separate accounts of the Participating Insurance Companies and to qualified plans (not to holders of variable insurance contracts or to plan participants) in the form of additional shares (not in cash). The result is that the investment performance of the Portfolios, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

         Holders of  variable  annuity  contracts  or  variable  life  insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants should consult any applicable plan documents for information on the federal income tax consequences to such participants. In addition, variable contract owners and qualified plan participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years (or, for Portfolios that have not been in operation for five years, since their inceptions). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost in a Portfolio. Except for the financial information for the period ended June 30, 1999, which is unaudited, the information has been audited by Deloitte & Touche LLP, the Trust's independent auditors. The report of the independent auditors, along with the Portfolios' financial statements, are included in the annual reports of the separate accounts funding the variable annuity contracts and variable life insurance policies, which are available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342. No financial information is included for the AST MFS Growth Portfolio which had not commenced operations prior to June 30, 1999.


--------------------------------------------------------------------------------------------------------------------------------
                                                         INCREASE (DECREASE) FROM
                                                          INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                  --------------------------------------   -------------------------------------
                                   NET ASSET     NET                                                                       NET ASSET
                                     VALUE    INVESTMENT   NET REALIZED  TOTAL FROM   FROM NET    FROM NET                   VALUE
                         PERIOD    BEGINNING    INCOME     & UNREALIZED  INVESTMENT   INVESTMENT  REALIZED      TOTAL         END
       PORTFOLIO         ENDED     OF PERIOD    (LOSS)     GAIN (LOSS)   OPERATIONS    INCOME     GAINS     DISTRIBUTIONS  OF PERIOD
----------------------  --------   ---------  ----------   ------------  ----------   ---------- --------   -------------  ---------


AST JanCap Growth       06/30/99*     $ 37.00     $   --     $  6.81   $   6.81     $    --   $  (1.49)    $(1.49)       $  42.32
                        12/31/98        23.15       0.04                             (0.08)      (1.21)     (1.29)          37.00
                                                               15.10      15.14
                        12/31/97        18.79       0.06                             (0.05)      (0.81)     (0.86)          23.15
                                                                5.16       5.22
                        12/31/96        15.40       0.02                             (0.02)      (0.80)     (0.82)          18.79
                                                                4.19       4.21
                        12/31/95        11.22       0.06                             (0.06)          --     (0.06)          15.40
                                                                4.18       4.24
                        12/31/94        11.78       0.06                 (0.53)      (0.03)          --     (0.03)          11.22
                                                              (0.59)

AST Neuberger Berman    06/30/99*     $ 13.16     $ 0.03  $           $           $  (0.19)   $  (0.30)  $  (0.49)       $  14.20
                                                             1.50       1.53
  Mid-Cap Value**       12/31/98        15.15       0.21      (0.52)     (0.31)      (0.36)      (1.32)     (1.68)          13.16
                        12/31/97        12.83       0.32                             (0.36)      (0.51)     (0.87)          15.15
                                                             2.87       3.19
                        12/31/96        11.94       0.36                             (0.44)          --     (0.44)          12.83
                                                             0.97       1.33
                        12/31/95         9.87       0.40                             (0.42)          --     (0.42)          11.94
                                                             2.09       2.49
                        12/31/94        10.79       0.46      (1.20)     (0.74)      (0.16)      (0.02)     (0.18)           9.87

AST PIMCO Total         06/30/99*     $ 12.02     $ 0.26   $  (0.43)  $  (0.17)   $  (0.52)   $  (0.38)  $  (0.90)        $ 10.95
  Return Bond           12/31/98        11.72       0.49                             (0.51)      (0.24)     (0.75)          12.02
                                                                0.56       1.05
                        12/31/97        11.11       0.48                             (0.45)          --     (0.45)          11.72
                                                                0.58       1.06
                        12/31/96        11.34       0.46      (0.10)                 (0.28)      (0.31)     (0.59)          11.11
                                                                           0.36
                        12/31/95         9.75       0.25                             (0.21)          --     (0.21)          11.34
                                                                1.55       1.80
                        12/31/94(2)     10.00       0.26      (0.51)     (0.25)          --          --         --           9.75

AST INVESCO             06/30/99*     $ 17.50     $ 0.16    $   1.62    $  1.78   $  (0.32)   $  (0.50)  $  (0.82)        $ 18.46
  Equity Income         12/31/98        16.51       0.31                             (0.32)      (0.81)     (1.13)          17.50
                                                                1.81       2.12
                        12/31/97        13.99       0.31                             (0.26)      (0.37)     (0.63)          16.51
                                                                2.84       3.15
                        12/31/96        12.50       0.27                             (0.24)      (0.33)     (0.57)          13.99
                                                                1.79       2.06
                        12/31/95         9.75       0.25                             (0.15)          --     (0.15)          12.50
                                                                2.65       2.90
                        12/31/94(2)     10.00       0.16      (0.41)     (0.25)          --          --         --           9.75

AST Janus               06/30/99*     $ 17.61   $ (0.04)    $   4.99   $   4.95     $    --     $    --    $    --        $ 22.56
  Small-Cap Growth***   12/31/98        17.81     (0.08)        0.73       0.65          --      (0.85)     (0.85)          17.61
                        12/31/97        16.80     (0.05)        1.06       1.01          --          --         --          17.81
                        12/31/96        14.25     (0.03)        2.85       2.82          --      (0.27)     (0.27)          16.80
                        12/31/95        10.84     (0.04)        3.54       3.50      (0.09)          --     (0.09)          14.25
                        12/31/94(2)     10.00       0.11        0.73       0.84          --          --         --          10.84

AST T. Rowe Price       06/30/99*     $ 13.39     $ 0.08    $   0.26   $   0.34   $  (0.10)   $  (0.64)  $  (0.74)       $  12.99
International Equity    12/31/98        12.09       0.08                             (0.14)      (0.23)     (0.37)          13.39
                                                                1.59       1.67
                        12/31/97        12.07       0.09                             (0.07)      (0.08)     (0.15)          12.09
                                                                0.08       0.17
                        12/31/96        10.65       0.06                             (0.08)          --     (0.08)          12.07
                                                                1.44       1.50
                        12/31/95         9.62       0.07                             (0.01)      (0.02)     (0.03)          10.65
                                                                0.99       1.06
                        12/31/94(2)     10.00       0.02      (0.40)     (0.38)          --          --         --           9.62


--------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on January 4, 1994.
* Unaudited.
     ** Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor to the AST Neuberger Berman Mid-Cap Value Portfolio (formerly, the Federated Utility Income Portfolio). Neuberger Berman Management, Incorporated has served as Sub-advisor to the Portfolio since May 1, 1998.
     *** Prior to January 1, 1998, Founders Asset Management LLC served as Sub-advisor to the AST Janus Small-Cap Growth Portfolio (formerly, the Founders Capital Appreciation Portfolio). Janus Capital Corporation has served as Sub-advisor to the Portfolio since January 1, 1998.

-----------------------------------------------------------------------------------------------------------------------------------
                                                          RATIOS OF EXPENSES                    RATIOS OF NET INVESTMENT INCOME
             SUPPLEMENTAL DATA                         TO AVERAGE NET ASSETS                      (LOSS) TO AVERAGE NET ASSETS
              -----------------------------------   --------------------------------   --------------------------------------------
                                                                  AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY  BEFORE ADVISORY
                      NET ASSETS AT           PORTFOLIO             FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
     TOTAL          END OF PERIOD             TURNOVER           AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN             (IN 000'S)              RATE               REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    -------          -------------           ---------           --------------   ---------------   --------------   ---------------

       18.82%           $ 4,361,623             20%                0.99%(1)          1.03%(1)           0.02%(1)          (0.02%)(1)
       68.26%             3,255,658             42%               1.02%              1.04%              0.16%              0.13%
       28.66%             1,511,563             94%               1.07%              1.08%              0.24%              0.23%
       28.36%               892,324             79%               1.10%              1.10%              0.25%              0.25%
       37.98%               431,321            113%               1.12%              1.12%              0.51%              0.51%
       (4.51%)              245,645             94%               1.18%              1.18%              0.62%              0.62%

       12.19%           $  805,665             100%               1.08%(1)           1.08%(1)           0.55%(1)           0.55%(1)
       (2.33%)             271,968             208%               1.05%              1.05%              1.83%              1.83%
       26.42%              201,143              91%               0.90%              0.90%              3.34%              3.34%
       11.53%              123,138              81%               0.93%              0.93%              3.14%              3.14%
       26.13%              107,399              71%               0.93%              0.93%              4.58%              4.58%
       (6.95%)              71,205              54%               0.99%              0.99%              5.11%              5.11%

      (1.45%)           $  994,147             132%               0.82%(1)           0.82%(1)           5.24%(1)           5.24%(1)
       9.46%               896,497             231%               0.83%              0.83%              5.24%              5.24%
       9.87%               572,100             320%               0.86%              0.86%              5.56%              5.56%
       3.42%               360,010             403%               0.89%              0.89%              5.38%              5.38%
       18.78%              225,335             124%               0.89%              0.89%              5.95%              5.95%
       (2.50%)              46,493             139%               1.02%(1)           1.02%(1)           5.57%(1)           5.57%(1)

       10.60%         $    998,269              33%               0.91%(1)           0.91%(1)           1.99%(1)           1.99%(1)
       13.34%              831,482              67%               0.93%              0.93%              2.17%              2.17%
       23.33%              602,105              73%               0.95%              0.95%              2.54%              2.54%
       17.09%              348,680              58%               0.98%              0.98%              2.83%              2.83%
       30.07%              176,716              89%               0.98%              0.98%              3.34%              3.34%
       (2.50%)              65,201              63%               1.14%(1)           1.14%(1)           3.41%(1)           3.41%(1)

       28.11%         $    475,594               93%              1.11%(1)           1.11%(1)          (0.73%)(1)         (0.73%)(1)
        3.49%              285,847              100%              1.12%              1.12%             (0.53%)            (0.53%)
       6.01%               278,258               77%              1.13%              1.13%             (0.32%)            (0.32%)
       20.05%              220,068               69%              1.16%              1.16%             (0.38%)            (0.38%)
       32.56%               90,460               68%              1.22%              1.22%             (0.28%)            (0.28%)
        8.40%               28,559              198%              1.30%(1)           1.55%(1)           2.59%(1)           2.34%(1)

        2.90%         $    453,128               9%               1.25%(1)           1.25%(1)           1.23%(1)           1.23%(1)
       14.03%              472,161              32%               1.25%              1.25%              0.60%              0.60%
        1.36%              464,456              19%               1.26%              1.26%              0.71%              0.71%
       14.17%              402,559              11%               1.30%              1.30%              0.84%              0.84%
       11.09%              195,667              17%               1.33%              1.33%              1.03%              1.03%
       (3.80%)             108,751              16%               1.75%(1)           1.77%(1)           0.45%(1)           0.43%(1)


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------------
                                                         INCREASE (DECREASE) FROM
                                                          INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                  --------------------------------------   -------------------------------------
                                   NET ASSET     NET                                                                       NET ASSET
                                     VALUE    INVESTMENT   NET REALIZED  TOTAL FROM   FROM NET    FROM NET                   VALUE
                         PERIOD    BEGINNING    INCOME     & UNREALIZED  INVESTMENT   INVESTMENT  REALIZED      TOTAL         END
       PORTFOLIO         ENDED     OF PERIOD    (LOSS)     GAIN (LOSS)   OPERATIONS    INCOME     GAINS     DISTRIBUTIONS  OF PERIOD
----------------------  --------   ---------  ----------   ------------  ----------   ---------- --------   -------------  ---------



AST Neuberger Berman        06/30/99*   $ 17.26   $ (0.05)      $   0.46   $   0.41     $    --   $  (1.33)  $  (1.33)      $ 16.34
  Mid-Cap Growth**          12/31/98      16.61      (0.05)         3.31       3.26       (0.01)     (2.60)     (2.61)        17.26
                            12/31/97      14.39       0.01          2.36       2.37       (0.02)     (0.13)     (0.15)        16.61
                            12/31/96      12.40       0.01          2.01       2.02       (0.03)          --    (0.03)        14.39
                            12/31/95       9.97       0.04          2.40       2.44       (0.01)          --    (0.01)        12.40
                            12/31/94(4)   10.00       0.01         (0.04)     (0.03)          --          --         --        9.97

AST PIMCO Limited           06/30/99*   $ 11.08   $   0.30      $  (0.13)    $  0.17   $  (0.61)     $    --  $  (0.61)     $ 10.64
  Maturity Bond             12/31/98      11.02       0.56          0.03        0.59      (0.53)          --     (0.53)       11.08
                            12/31/97      10.81       0.55          0.22        0.77      (0.56)          --     (0.56)       11.02
                            12/31/96      10.47       0.56         (0.15)       0.41      (0.05)      (0.02)     (0.07)       10.81
                            12/31/95(5)   10.00       0.05          0.42        0.47          --          --         --       10.47

AST Janus Overseas          06/30/99*   $ 13.74   $    0.02      $  1.36     $ 1.38     $    --      $   --    $    --     $  15.12
  Growth                    12/31/98      11.87        0.04         1.88       1.92      (0.05)          --     (0.05)        13.74
                            12/31/97(7)   10.00        0.02         1.85       1.87          --          --         --        11.87

AST American Century        06/30/99*   $ 13.47   $    0.06      $  1.78     $ 1.84     $(0.11)    $  (0.64)   $ (0.75)    $  14.56
  Income & Growth***        12/31/98      12.23        0.11         1.38       1.49      (0.07)       (0.18)     (0.25)       13.47
                            12/31/97(7)   10.00        0.07         2.16       2.23          --          --         --        12.23

AST T. Rowe Price Small     06/30/99*   $ 11.44   $    0.04       $  0.72    $ 0.76     $ (0.10)      $   --   $ (0.10)    $  12.10
  Company Value             12/31/98      12.88        0.09         (1.42)    (1.33)      (0.05)      (0.06)     (0.11)       11.44
                            12/31/97(7)   10.00        0.06          2.82      2.88          --          --         --        12.88

AST Marsico Capital         06/30/99*   $ 14.20    $  (0.01)     $  1.96    $  1.95    $ (0.01)    $ (0.01)   $ (0.02)      $16.13
  Growth                    12/31/98      10.03          --         4.17       4.17          --          --         --       14.20
                            12/31/97(8)   10.00         0.01        0.02       0.03          --          --         --       10.03

AST Cohen & Steers          06/30/99*   $  8.41      $  0.10     $  0.54  $    0.64    $  (0.23)      $  --   $ (0.23)     $  8.82
  Realty                    12/31/98(9)   10.00         0.28       (1.87)     (1.59)         --          --         --        8.41

AST Lord Abbett             06/30/99*   $  9.99      $  (0.01)    $  1.08  $   1.07    $     --       $  --        $--    $  11.06
  Small Cap Value           12/31/98(9)   10.00         (0.01)         --     (0.01)         --          --         --        9.99

(1) Annualized.
(4) Commenced operations on October 20, 1994.
(5) Commenced operations on May 2, 1995.
(7) Commenced operations on January 2, 1997.
(8) Commenced operations on December 22, 1997.
(9) Commenced operations on January 2, 1998.

     * Unaudited.
     ** Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor to the AST Neuberger Berman Mid-Cap Growth Portfolio (formerly, the Berger Capital Growth Portfolio). Neuberger Berman Management, Incorporated has served as Sub-advisor to the Portfolio since May 1, 1998.
     *** Prior to May 4, 1999, Putnam Investment Management, Inc. served as Sub-advisor to the AST American Century Income & Growth Portfolio (formerly, the AST Putnam Value Growth & Income Portfolio). American Century Investment Management, Inc. has served as Sub-advisor to the Portfolio since May 4, 1999.

-----------------------------------------------------------------------------------------------------------------------------------
                                                          RATIOS OF EXPENSES                    RATIOS OF NET INVESTMENT INCOME
             SUPPLEMENTAL DATA                         TO AVERAGE NET ASSETS                      (LOSS) TO AVERAGE NET ASSETS
              -----------------------------------   --------------------------------   --------------------------------------------
                                                                  AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY  BEFORE ADVISORY
                      NET ASSETS AT           PORTFOLIO             FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
     TOTAL          END OF PERIOD             TURNOVER           AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN             (IN 000'S)              RATE               REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    -------          -------------           ---------           --------------   ---------------   --------------   ---------------



        2.93%         $   268,848               74%               1.11%(1)           1.11%(1)          (0.73%)(1)         (0.73%)(1)
       20.65%             261,792              228%               1.07%              1.07%             (0.34%)            (0.34%)
       16.68%             185,050              305%               0.99%              0.99%              0.07%              0.07%
       16.34%             136,247              156%               1.01%              1.01%              0.24%              0.24%
       24.42%              45,979               84%               1.17%              1.17%              0.70%              0.70%
       (0.30%)              3,030                5%               1.25%(1)           1.70%(1)           1.41%(1)           0.97%(1)

        1.56%         $   384,585              188%               0.86%(1)           0.86%(1)           5.62%(1)           5.62%(1)
        5.72%             349,707              263%               0.86%              0.86%              5.70%              5.70%
        7.46%             288,642               54%               0.88%              0.88%              5.71%              5.71%
        3.90%             209,013              247%               0.89%              0.89%              5.69%              5.69%
        4.70%             161,940              205%               0.89%(1)           0.89%(1)           4.87%(1)           4.87%(1)

       10.04%         $    808,206              43%               1.22%(1)           1.22%(1)           0.36%(1)           0.36%(1)
       16.22%              607,206              97%               1.27%              1.27%              0.32%              0.32%
       18.70%              255,705              94%               1.35%(1)           1.35%(1)           0.36%(1)           0.36%(1)

       14.41%         $    242,640              109%              0.98%(1)           0.98%(1)           0.99%(1)           0.99%(1)
       12.27%              189,871               87%              1.00%              1.00%              1.05%              1.05%
       22.30%              117,438               81%              1.23%(1)           1.23%(1)           1.24%(1)           1.24%(1)

        6.85%         $    320,212               15%              1.11%(1)           1.11%(1)           0.58%(1)           0.58%(1)
      (10.53%)             304,072               10%              1.11%              1.11%              0.93%              0.93%
       28.80%              199,896                7%              1.16%(1)           1.16%(1)           1.20%(1)           1.20%(1)

       13.73%         $  1,060,772               44%              1.06%(1)           1.06%(1)          (0.06%)(1)        (0.06%)(1)
       41.59%              594,966              213%               1.11%              1.11%              0.16%              0.16%
        0.30%                7,299               --               1.00%(1)           1.00%(1)           3.62%(1)           3.62%(1)

        7.88%         $     65,163               19%              1.25%(1)           1.25%(1)           4.42%(1)           4.42%(1)
       (16.00%)             33,025               18%              1.30%(1)           1.30%(1)           5.02%(1)           5.02%(1)

       10.71%         $     71,055               30%            1.28%(1)           1.28%(1)            (0.36%)(1)         (0.36%)(1)
       (0.10%)              41,788               58%            1.31%(1)           1.31%(1)            (0.21%)(1)         (0.21%)(1)


CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description of certain securities and investment methods that the Portfolios may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of each Portfolio is described above under "Investment Objective and Policies" and an investor should refer to that section to obtain information about each Portfolio. In general, whether a particular Portfolio may invest in a specific type of security or use an investment method is described above or in the Company's SAI under "Investment Programs of the Funds." As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

         To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may invest in securities and other instruments that are commonly referred to as "derivatives." For instance, a Portfolio may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

         There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. A Portfolio may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

         The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for a Portfolio to set aside assets to meet its obligations with respect to derivatives may result in a Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio needing to sell securities at a disadvantageous time. A Portfolio may also be unable to close out its derivatives positions when desired. There is no assurance that a Portfolio will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

         Options. Most of the Portfolios may purchase or write (sell) call or put options on securities, financial indices or currencies. The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

         A Portfolio will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by a Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

         Generally, the Portfolios will write call options only if they are covered (i.e., the Fund owns the security subject to the option or has the right to acquire it without additional cost). By writing a call option, a Portfolio assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, a Portfolio that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A Portfolio will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. A Portfolio that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A Portfolio may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

         Futures Contracts and Related Options. Each Portfolio (except the AST Neuberger Berman Mid-Cap Growth Portfolio, AST Neuberger Berman Mid-Cap Value Portfolio and the AST INVESCO Equity Income Portfolio) may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time. Financial futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. A Portfolio may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i) purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and

         (ii) enter into any futures contracts if the aggregate amount of that Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures Contracts. Options and futures contracts can be highly volatile and their use can reduce a Portfolio's performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Portfolio could be left in a less favorable position than if such strategies had not been used. A Portfolio's potential losses from the use of futures extends beyond its initial investment in such contracts.

         Among the other  risks  inherent  in the use of options and futures are
(a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Portfolio differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve "sovereign risks" in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments. For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept purchase or redemption orders. As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

         Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

         Developing Countries. Although none of the Portfolios invest primarily in securities of issuers in developing countries, many of the Funds may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Developing countries have often experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in these countries to decline. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

         Currency Fluctuations. Investments in foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. A Portfolio's share price may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies.

         While the introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union generally occurred without significant market or operational disruption, the euro still presents certain political and operational uncertainties. These uncertainties may include political reaction against the euro in participating nations and operational difficulties as the result of the fact that some securities still pay dividends and interest in the old currencies. These uncertainties could cause market disruptions, and could adversely affect the value of securities held by the Portfolios.

         Foreign Currency Transactions. A Portfolio that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction. Alternatively, a Portfolio may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. A Portfolio may enter into a forward contract when it wishes to "lock in" the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as "transaction hedging." In addition, when a Portfolio's Sub-advisor believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Portfolio may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency). This practice may be referred to as "portfolio hedging." In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Portfolio will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in the related currency. The effect of entering into a forward contract on a Portfolio's share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce a Portfolio's losses on securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency's value moves in a direction not anticipated by the Sub-advisor.

COMMON AND PREFERRED STOCKS:

         Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Portfolios' investment policies and restrictions, while others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios, including the Portfolios that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), which are described in detail in the Appendix to the Company's SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Portfolio assets invested in lower-rated securities generally will increase the Portfolio's income, but also will increase the credit risk to which the Portfolio is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

         Lower-Rated Fixed Income Securities. Lower-rated high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor's research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

         Bonds rated in the four highest ratings categories are frequently referred to as "investment grade." However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed securities are securities representing interests in "pools" of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Portfolio find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized Mortgage Obligations (CMOs). CMOs are a type of mortgage pass-through security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are mortgage pass-through securities that have been divided into interest and principal components. "IOs" (interest only securities) receive the interest payments on the underlying mortgages while "POs" (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed securities conceptually are similar to mortgage pass-through securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain of the Portfolios may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

         Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The Portfolios (other than the AST Cohen & Steers Realty Portfolio, and the AST INVESCO Equity Income Portfolio) may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price and yield. While the Portfolios will generally engage in such when-issued, delayed-delivery and forward commitment transactions with the intent of actually acquiring the securities, a Portfolio may sometimes sell such a security prior to the settlement date.

                  Certain Portfolios may also sell securities on a delayed-delivery or forward commitment basis. If the Portfolio does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio's Sub-advisor under the guidelines adopted by the Directors of the Company. However, the liquidity of a Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a Portfolio's limit on illiquid securities.

         A Portfolio that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented from disposing of the collateral. A Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

         The AST Neuberger Berman Mid-Cap Growth Portfolio will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

         Certain Portfolios (specifically, the AST Janus Overseas Growth Portfolio, the AST Janus Small-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Marsico Capital Growth Portfolio, the AST JanCap Growth Portfolio, the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio) may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing money, may increase fluctuations in a Portfolio's share price. When entering into a reverse repurchase agreement, a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each Portfolio may borrow money from banks. Each Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary test within three business days. If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although a Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Nonetheless, lending securities involves certain risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Company has made arrangements with certain money market mutual funds so that the Sub-advisors for the various Portfolios can "sweep" excess cash balances of the Portfolios to those funds for temporary investment purposes. In addition, certain Sub-advisors may invest Portfolio assets in money market funds that they advise. Mutual funds pay their own operating expenses, and the Portfolios, as shareholders in the money market funds, will indirectly pay their proportionate share of such funds' expenses.

SHORT SALES "AGAINST THE BOX":

         While none of the Portfolios will make short sales generally, the AST Janus Overseas Growth Portfolio, the AST Janus Small-Cap Growth Portfolio, the AST JanCap Growth Portfolio and the AST American Century Income & Growth Portfolio, the may make short sales "against the box." A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

YEAR 2000 RISKS:

         Many services provided to the Trust and its Portfolios by the Investment Manager, the Sub-advisors, and the Trust's other service providers (collectively, the "Service Providers") rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various systems functions (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Trust operations.

         The Service Providers recognize the importance of the Year 2000 Issue and have advised the Trust that they are taking appropriate steps in preparation for the year 2000. At this time, there can be no assurance that the actions taken by the Service Providers, who are generally not affiliated with the Investment Manager, will be sufficient to avoid any adverse impact on the Portfolios, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolios' investments or on global markets or economies generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolios' foreign investments.

         The Investment Manager and the Trust are seeking further assurances from the Service Providers that all of the systems they use in connection with the Portfolios will be adapted in time for the year 2000. The Investment Manager will continue to monitor the Year 2000 Issue in an effort to confirm appropriate preparation by the Service Providers, and is coordinating with the Service Providers to determine that contingency plans are in place in the event of any disruptions to the normal operations of the Trust resulting from the Year 2000 Issue.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors
American Century Investment Management, Inc.
Cohen & Steers Capital Management, Inc.
INVESCO Funds Group, Inc.
Janus Capital Corporation
Lord, Abbett & Co.
Marsico Capital Management, LLC
Massachusetts Financial Services Company
Neuberger Berman Management Inc.
Pacific Investment Management Company
Rowe Price-Fleming International, Inc.
T. Rowe Price Associates, Inc.

Custodians
PFPC Trust Company
Airport Business Center, International Court 2
200 Stevens Drive
Philadelphia, PA 19113

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, NY 11201

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
117 Campus Drive
Princeton, New Jersey 08540

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

     Shareholder inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

         Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

         The information in the Company filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Finally, information about the Company is available on the Commission's Internet site at http://www.sec.gov.




































Investment Company Act File No. 811-5186